                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                              JOINT CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 2, 1998


                      LIGGETT GROUP INC.                                         EVE HOLDINGS INC.
        (Exact name of registrant as specified in its            (Exact name of registrant as specified in its
                           charter)                                                 charter)

                           33-75224                                                 33-75224
                   (Commission File Number)                                 (Commission File Number)

                          56-1702115                                               56-1703877
             (I.R.S. Employer Identification No.)                     (I.R.S. Employer Identification No.)

                           DELAWARE                                                 DELAWARE
        (State or other jurisdiction of incorporation            (State or other jurisdiction of incorporation
                       or organization)                                         or organization)


                    100 S.E. SECOND STREET                                   100 S.E. SECOND STREET
                     MIAMI, FLORIDA 33131                                     MIAMI, FLORIDA 33131
      (Address of principal executive offices including        (Address of principal executive offices including
                          Zip Code)                                                Zip Code)

                         305/374-7714                                             305/539-9460
          (Registrant's telephone number, including                 (Registrant's telephone number, including
                           area code)                                               area code)

                       (NOT APPLICABLE)                                         (NOT APPLICABLE)
               (Former name or former address,                          (Former name or former address,
                if changed since last report)                            if changed since last report)


ITEM 5.  OTHER EVENTS.

         On February 2, 1998, Brooke Group Ltd. ("BGL") issued a press release, a copy of which is incorporated by reference as Exhibit 99.1 hereto and incorporated herein by reference. The press release related, among other things, to BGL's wholly-owned subsidiary, Liggett Group Inc. ("Liggett"), entering into various amendments to the Indenture governing Liggett's Senior Secured Notes, copies of which amendments and related agreements are incorporated by reference as Exhibits 99.2 through 99.6 hereto and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

         The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K and are filed herewith unless otherwise noted.

                                  EXHIBIT INDEX

99.1 Press Release of Brooke Group Ltd. dated February 2, 1998, incorporated by reference to Exhibit 99.1 in BGL's Form 8-K dated February 2, 1998.

99.2 Second Supplemental Indenture and Amendment to Series B and Series C Senior Secured Notes, dated as of January 30, 1998, between Liggett, Eve Holdings Inc. ("Eve") and Bankers Trust Company, as Trustee, incorporated by reference to Exhibit 99.2 in BGL's Form 8-K dated February 2, 1998.

99.3 Amendment No. 2 to Security Agreement, dated as of January 30, 1998, among Liggett, Eve and Bankers Trust Company, as Collateral Agent, incorporated by reference to Exhibit 99.3 in BGL's Form 8-K dated February 2, 1998.

99.4 Commitment, Contribution and Subordination Agreement, dated as of January 30, 1998, by Liggett, BGL, BGLS Inc., Brooke (Overseas) Ltd. ("BOL") and Bankers Trust Company, as Trustee, incorporated by reference to Exhibit 99.4 in BGL's Form 8-K dated February 2, 1998.

99.5 Registration Rights Agreement, dated as of January 30, 1998, among BGL and the holders of record of the shares of BGL's common stock referred to therein, incorporated by reference to Exhibit 99.5 in BGL's Form 8-K dated February 2, 1998.

99.6 Pledge Agreement, dated as of January 30, 1998, among BOL and Bankers Trust Company, as Collateral Agent, incorporated by reference to
         Exhibit 99.6 in BGL's Form 8-K dated February 2, 1998.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  LIGGETT GROUP INC.
                                  (REGISTRANT)


                                  By: /s/ SAMUEL M. VEASEY
                                      ---------------------------------------
                                      Samuel M. Veasey
                                      Senior Vice President, Chief Financial
                                      Officer and Treasurer

                                  EVE HOLDINGS INC.
                                  (REGISTRANT)

                                  By: /s/ JOSELYNN D. VAN SICLEN
                                      ---------------------------------------
                                      Joselynn D. Van Siclen
                                      Vice President, Treasurer and Assistant
                                      Secretary



Date:  February 3, 1998